SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) January 25, 2011

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced fourth quarter and full year results through December 31, 2010.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated January 25, 2011, announcing the fourth quarter and full year results through December 31, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: January 25, 2011

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE FOURTH QUARTER AND FULL YEAR OF 2010

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported its strongest quarterly earnings of 2010 in the fourth quarter by posting net income of $1.1 million or $0.04 per diluted common share.  This represents a significant improvement of $2.8 million from the fourth quarter 2009 net loss of $1.7 million or ($0.09) per diluted common share.  For the year ended December 31, 2010, the Company reported net income of $1.3 million or $0.01 per diluted share which also represents an increase of $6.2 million when compared with the net loss of $4.9 million or ($0.28) per diluted common share reported for the full year of 2009.  The following table highlights the Company’s financial performance for both the quarters and years ended December 31, 2010 and 2009:

	Fourth Quarter 2010	Fourth Quarter 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

Net income (loss)	$1,114,000	($1,679,000)	$1,282,000	($4,895,000)
Diluted earnings per share	$ 0.04	( $ 0.09)	$ 0.01	($0.28)

Glenn L. Wilson, President and Chief Executive Officer, commented on the 2010 financial results: “Improvements in asset quality were a key factor causing our increased earnings in 2010.  I was particularly pleased that as a result of successful ongoing problem credit resolution efforts, there was an $11 million decrease in non-performing assets during the fourth quarter of 2010.  Only $1 million of this decline in non-performing assets related to actual loan losses realized through net charge-offs.  Additionally, our fourth quarter 2010 earnings included stable net interest margin performance and a record quarter of residential mortgage loan production that contributed to our strongest quarterly non-interest revenue in 2010.  AmeriServ Financial enters 2011 with a conservatively positioned balance sheet that is supported by strong capital, excellent liquidity, and reserves that provide solid coverage of problem loans.”

The Company’s net interest income declined modestly in 2010 by $207,000 in the fourth quarter and by only $92,000 or 0.28% for the full year of 2010 when compared to the same periods in 2009. Careful management of funding costs during a period when interest revenues declined and the balance sheet contracted allowed the Company to increase its net interest margin by seven basis points to average 3.79% for the full year of 2010.  This solid net interest margin performance is reflective of the Company’s strong liquidity position and its ability to reduce its funding costs during a period of deposit growth.  Specifically, total deposits averaged $803 million for the full year of 2010, an increase of $41 million or 5.3% over 2009. Growth in non-interest bearing demand deposits was even greater at 7.4%.  The Company believes that uncertainties in the economy have contributed to growth in money market accounts, certificates of deposit and demand deposits as consumers and businesses have looked for safety in well capitalized community banks like AmeriServ Financial.  Overall, total loans have declined by $45 million or 6.2% since December 31, 2009 as the Company has successfully focused on reducing its commercial real estate exposure and non-performing assets during this period of economic weakness.

The improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to reduce its provision for loan losses in 2010 while still increasing coverage ratios.  During the fourth quarter, total non-performing assets decreased by $10.9 million to $14.4 million or 2.12% of total loans as a result of successful resolution efforts.  As a result of this improvement, the Company did not record a provision for loan losses in the fourth quarter of 2010 compared to a $3.8 million provision in the fourth quarter of 2009.  For the year ended December 31, 2010, the Company recorded a $5.3 million provision for loan losses compared to a $15.2 million provision for the 2009 year, or a decrease of $9.9 million.  Actual credit losses realized through charge-offs in 2010 approximated the provision level but are higher than the prior year.  For the full year 2010, net charge-offs amounted to $5.2 million or 0.74% of total loans compared to net charge-offs of $4.4 million or 0.60% of total loans for the full year 2009.  The higher charge-offs in 2010 largely relate to two non-performing commercial real-estate loans, one of which was completely resolved in the first quarter ($1.2 million charge-off) and the second of which relates to a student housing project ($2.4 million charge-off) which the Company fully resolved through a note sale during the fourth quarter of 2010. When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 145% coverage of non-performing loans and was 2.91% of total loans at December 31, 2010, compared to 115% of non-performing loans and 2.72% of total loans at December 31, 2009.

The Company’s non-interest income in the fourth quarter of 2010 increased by $344,000 from the prior year’s fourth quarter and for the full year 2010 was relatively consistent with 2009 as it increased by $39,000. The largest factor causing the improvement in 2010 was increased revenue generated on residential mortgage loan sales into the secondary market.  As a result of increased mortgage loan production, the realized gain on loan sales was $233,000 higher in the fourth quarter of 2010 and $307,000 higher for the full year 2010 when compared to the same 2009 periods.  This increased residential mortgage loan production also contributed to the $122,000 fourth quarter increase in other income due to higher underwriting and document preparation fees. The largest item negatively impacting both periods was a reduced level of deposit service charges which were down $138,000 in the fourth quarter and $485,000 for the full year 2010.  Customers have maintained higher balances in their checking accounts which have resulted in fewer overdraft fees in 2010.  Additionally, the fourth quarter 2010 deposit service charges were also fully impacted by regulatory changes which took effect in mid-August and are designed to limit customer overdraft fees on debit card transactions.

Total non-interest expense in the fourth quarter of 2010 decreased by $420,000 from the prior year’s fourth quarter but for the full year 2010 increased by $540,000 or 1.4% when compared to the 2009 year.  The largest item responsible for the fourth quarter decline was a reduced level of other real estate owned expense in 2010.  For the full year 2010, total salaries and benefits were up by $1.1 million or 5.2% as a result of higher medical insurance costs, increased pension expense, and greater incentive compensation expense reflecting greater commission payments related to the residential mortgage activity.  Professional fees were also up for the full year 2010 by $331,000 or 8.2% due to increased consulting expenses and recruitment costs in the Trust company and higher legal fees and loan workout costs at the Bank.

ASRV had total assets of $949 million and shareholders’ equity of $107 million or a book value of $4.07 per common share at December 31, 2010.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 16.54%, an asset leverage ratio of 11.20% and a tangible common equity to tangible assets ratio of 7.94% at December 31, 2010.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

December 31, 2010

(In thousands, except per share and ratio data)

(Unaudited)

2010

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income (loss)	$(918)	$477	$609	$1,114	$1,282
Net income (loss) available to common shareholders	(1,181)	215	346	852	232

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	0.25%	0.46%	0.13%
Return on average equity	(3.47)	1.79	2.24	4.06	1.19
Net interest margin	3.78	3.83	3.70	3.70	3.79
Net charge-offs as a percentage of average loans	0.69	1.13	0.56	0.57	0.74
Loan loss provision as a percentage of average loans	.72	0.68	0.57	-	0.75
Efficiency ratio	85.42	84.33	84.67	88.18	85.66

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$0.02	$0.04	$0.01
Average number of common shares outstanding	21,224	21,224	21,224	21,224	21,224
Diluted	(0.06)	0.01	0.02	0.04	0.01
Average number of common shares outstanding	21,224	21,245	21,225	21,224	21,226

2009

	1QTR	2QTR	3QTR	4QTR	YEAR
					TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$533	$(939)	$(2,810)	$(1,679)	$(4,895)
Net income available to common shareholders	274	(1,202)	(3,073)	(1,941)	(5,942)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.22%	(0.39)%	(1.15)%	(0.70)%	(0.51)%
Return on average equity	1.90	(3.29)	(9.83)	(6.01)	(4.33)
Net interest margin	3.72	3.66	3.57	3.75	3.72
Net charge-offs as a percentage of average loans	0.03	0.19	0.35	1.82	0.60
Loan loss provision as a percentage of average loans	1.02	1.81	3.42	2.05	2.09
Efficiency ratio	78.22	82.56	84.00	92.82	84.39

PER COMMON SHARE:
Net income:
Basic	$0.01	$(0.06)	$(0.15)	$(0.09)	$(0.28)
Average number of common shares outstanding	21,137	21,151	21,178	21,219	21,172
Diluted	0.01	(0.06)	(0.15)	(0.09)	(0.28)
Average number of common shares outstanding	21,137	21,152	21,182	21,219	21,174

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2010

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169	$948,974
Short-term investment in money market funds	2,105	4,216	3,611	3,461
Investment securities	150,073	157,057	165,291	172,635
Loans	712,929	693,988	699,394	678,181
Allowance for loan losses	21,516	20,737	20,753	19,765
Goodwill	12,950	12,950	12,950	12,950
Deposits	802,201	809,177	818,150	801,216
FHLB borrowings	25,296	17,777	13,119	14,300
Shareholders’ equity	106,393	108,023	108,391	107,058
Non-performing assets	20,322	19,815	25,267	14,364
Asset leverage ratio	11.01%	11.08%	11.07%	11.20%
Tangible common equity ratio	7.70	7.83	7.86	7.94
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13	$4.07
Market value	1.67	1.61	1.81	1.58
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699	$1,366,929

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355	348
Branch locations	18	18	19	18
Common shares outstanding	21,223,942	21,223,942	21,223,942	21,207,670

2009

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$975,062	$978,899	$959,344	$970,026
Short-term investment in money market funds	10,817	7,516	6,565	3,766
Investment securities	138,853	136,119	138,715	142,883
Loans	726,961	739,649	722,540	722,904
Allowance for loan losses	10,661	13,606	19,255	19,685
Goodwill and core deposit intangibles	13,498	13,498	12,950	12,950
Deposits	746,813	783,807	779,185	786,011
FHLB borrowings	90,346	57,702	44,451	51,579
Shareholders’ equity	114,254	112,880	110,706	107,254
Non-performing assets	5,099	14,670	23,689	18,337
Asset leverage ratio	11.82%	11.61%	11.41%	11.06%
Tangible common equity ratio	8.35	8.17	8.16	7.71
PER COMMON SHARE:
Book value (A)	$4.44	$4.37	$4.25	$4.09
Market value	1.67	1.85	1.80	1.67
Trust assets – fair market value (B)	$1,432,375	$1,376,272	$1,340,119	$1,358,570

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	355	352	350	345
Branch locations	18	18	18	18
Common shares outstanding	21,144,700	21,156,801	21,215,115	21,221,909

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2010

	1QTR	2QTR	3QTR	4QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$10,020	$9,984	$9,592	$9,500	$39,096
Total investment portfolio	1,445	1,466	1,468	1,356	5,735
Total Interest Income	11,465	11,450	11,060	10,856	44,831

INTEREST EXPENSE
Deposits	2,927	2,833	2,668	2,517	10,945
All borrowings	417	409	369	349	1,544
Total Interest Expense	3,344	3,242	3,037	2,866	12,489

NET INTEREST INCOME	8,121	8,208	8,023	7,990	32,342
Provision for loan losses	3,050	1,200	1,000	-	5,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	7,023	7,990	27,092

NON-INTEREST INCOME
Trust fees	1,454	1,373	1,357	1,387	5,571
Net realized gains on investment securities	65	42	50	-	157
Net realized gains on loans held for sale	131	159	278	390	958
Service charges on deposit accounts	572	611	565	536	2,284
Investment advisory fees	187	167	171	188	713
Bank owned life insurance	254	258	260	455	1,227
Other income	637	778	832	810	3,057
Total Non-interest Income	3,300	3,388	3,513	3,766	13,967

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	5,415	5,752	21,602
Net occupancy expense	736	639	620	696	2,691
Equipment expense	418	427	401	434	1,680
Professional fees	1,102	1,114	1,034	1,113	4,363
FDIC deposit insurance expense	331	341	430	473	1,575
Other expenses	1,978	2,029	1,874	1,905	7,786
Total Non-interest Expense	9,764	9,786	9,774	10,373	39,697

PRETAX INCOME (LOSS)	(1,393)	610	762	1,383	1,362
Income tax expense (benefit)	(475)	133	153	269	80
NET INCOME (LOSS)	(918)	477	609	1,114	1,282
Preferred stock dividends	263	262	263	262	1,050
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,181)	$215	$346	$852	$232

2009

	1QTR	2QTR	3QTR	3QTR	YEAR
INTEREST INCOME					TO DATE
Interest and fees on loans	$10,349	$10,544	$10,247	$10,310	$41,450
Total investment portfolio	1,586	1,511	1,451	1,457	6,005
Total Interest Income	11,935	12,055	11,698	11,767	47,455

INTEREST EXPENSE
Deposits	3,255	3,405	3,316	3,134	13,110
All borrowings	539	479	457	436	1,911
Total Interest Expense	3,794	3,884	3,773	3,570	15,021

NET INTEREST INCOME	8,141	8,171	7,925	8,197	32,434
Provision for loan losses	1,800	3,300	6,300	3,750	15,150
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,341	4,871	1,625	4,447	17,284

NON-INTEREST INCOME
Trust fees	1,559	1,438	1,377	1,274	5,648
Net realized gains on investment securities	101	63	-	-	164
Net realized gains on loans held for sale	118	163	213	157	651
Service charges on deposit accounts	673	710	712	674	2,769
Investment advisory fees	137	152	176	183	648
Bank owned life insurance	250	254	258	446	1,208
Other income	723	711	718	688	2,840
Total Non-interest Income	3,561	3,491	3,454	3,422	13,928

NON-INTEREST EXPENSE
Salaries and employee benefits	5,092	4,983	5,114	5,337	20,526
Net occupancy expense	722	641	602	667	2,632
Equipment expense	415	442	398	437	1,692
Professional fees	920	873	1,050	1,189	4,032
FDIC deposit insurance expense	32	691	311	636	1,670
Amortization of core deposit intangibles	108	-	-	-	108
Other expenses	1,873	2,006	2,091	2,527	8,497
Total Non-interest Expense	9,162	9,636	9,566	10,793	39,157

PRETAX INCOME (LOSS)	740	(1,274)	(4,487)	(2,924)	(7,945)
Income tax expense (benefit)	207	(335)	(1,677)	(1,245)	(3,050)
NET INCOME (LOSS)	533	(939)	(2,810)	(1,679)	(4,895)
Preferred stock dividends	259	263	263	262	1,047
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$274	$(1,202)	$(3,073)	$(1,941)	$(5,942)

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2010

2009

		TWELVE		TWELVE
	4QTR	MONTHS	4QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$689,041	$701,502	$723,992	$725,241
Deposits with banks	1,790	1,795	1,772	1,782
Short-term investment in money market funds	4,631	4,375	6,745	9,022
Federal funds sold	4,073	3,834	1,491	490
Total investment securities	171,379	161,265	146,164	146,150

Total interest earning assets	870,914	872,771	880,164	882,685

Non-interest earning assets:
Cash and due from banks	16,331	15,297	14,363	14,498
Premises and equipment	10,813	10,212	9,230	9,213
Other assets	80,402	80,206	73,927	72,574
Allowance for loan losses	(20,828)	(21,218)	(19,626)	(13,382)

Total assets	$957,632	$957,268	$958,058	$965,588

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$57,732	$58,118	$63,828	$62,494
Savings	67,419	77,381	71,789	72,350
Money market	187,550	186,560	184,096	169,823
Other time	371,396	358,472	349,133	343,841
Total interest bearing deposits	684,097	680,531	668,846	648,508
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	3,586	3,119	11,329	21,028
Advanced from Federal Home Loan Bank	10,521	18,694	29,892	43,934
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	711,289	715,429	723,152	726,555

Non-interest bearing liabilities:
Demand deposits	126,718	122,963	114,797	114,473
Other liabilities	10,882	11,188	9,298	11,428
Shareholders’ equity	108,743	107,688	110,811	113,132
Total liabilities and shareholders’ equity	$957,632	$957,268	$958,058	$965,588